UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) or 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Mass Hysteria Entertainment Company, Inc.

(Exact name of Registrant as specified in its charter)

Nevada

(State of Incorporation)

20-3107499

(I.R.S. Employer Identification No.)

360 Main Street Washington, VA 22747

(Address of principal executive offices)

Michael Lambert, Inc.

(Former name or address)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class

To be so registered

Not applicable

Name of each exchange of which

each class is to be registered

Not applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. ?

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. ?

Securities Act registration statement file number to which this form relates: No. 333-146517

Securities to be registered pursuant to Section 12(g) of the Act:

COMMON STOCK, PAR VALUE OF $0.001

(Title of Class)

Item 1. Description of Registrant’s Securities to be Registered.

The description of the Common Stock of the Company is set forth under the caption “Description of Securities” in the Company’s Registration Statement on Form S-1 (File No. 333-146517) filed with the Securities and Exchange Commission on October 5, 2007, as amended (the “Registration Statement”), and in the prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

Item 2. Exhibits

Exhibit

Number

Description

3.1

Articles of Incorporation (1)

3.2

By-Laws (1)

(1) Incorporated herein by reference from the Registrant’s Form SB-1 Registration Statement filed with the Securities and Exchange Commission (SEC File No. 333-146517) on October 5, 2007. Such exhibits are incorporated by reference pursuant to Rule 12b-32.

SIGNATURES

In accordance with Section 12 of the Exchange Act of 1934, the Registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, on this 17th day of June, 2009.

Mass Hysteria Entertainment Company, Inc.

By:

/s/Joseph Meuse

Joseph Meuse

President, Chief Executive Officer, Principal Financial Officer

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